SUPPLEMENT TO THE PROSPECTUSES

AND SUMMARY PROSPECTUSES

OF

  WELLS FARGO MONEY MARKET FUNDS

Wells Fargo Municipal Money Market Fund

Merger and Meeting of Shareholders

                At a meeting held on August 9-10, 2016, the Wells Fargo Funds Trust Board of Trustees unanimously approved the merger of the Wells Fargo Municipal Money Market Fund (“Target Fund”) into the Wells Fargo National Tax-Free Money Market Fund (“Acquiring Fund”). The merger was proposed by Wells Fargo Funds Management, LLC, investment manager to the Wells Fargo Funds.

The merger is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Fund at a special meeting of the shareholders expected to be held in December 2016.  The merger is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the merger for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

The merger, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in January 2017. Prior to the merger, shareholders of the Target Fund may continue to purchase and redeem their shares subject to the limitations described in the Target Fund’s Prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the proposed merger and information about fees, expenses, and risk factors, will be provided to shareholders of the Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in October 2016. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the merger will be considered. Only shareholders of record as of the close of business on September 30, 2016 will receive the Prospectus/Proxy Statement and will be entitled to vote at the meeting or any adjournment(s) thereof.

September 2, 2016                                                                                                                                                              MMP096/P1218SP